                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 16, 1998

                            FOAMEX INTERNATIONAL INC.

             (Exact name of registrant as specified in its charter)

   Delaware                       0-22624                      05-0473908
(State or other               (Commission File               (IRS Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)

    1000 Columbia Avenue, Linwood, PA                  19061

 (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (610) 859-3000

                                 Not Applicable

          (Former name or former address, if changed from last report)

Item 5.  Other Events

         On March 16, 1998, Foamex International Inc. (the "Company") received an offer letter from Trace International Holdings Inc.("Trace") whereby Trace offered to purchase all of the outstanding capital stock of Foamex International Inc. not currently owned by Trace or its subsidiaries for a purchase price of $17.00 per share. The press release announcing Foamex's receipt of the offer letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of businesses acquired:
                  None.

         (b)  Pro Forma financial information:
                  None.

         (c)  Exhibits:

                 99.1 Press Release of Foamex International Inc., dated March 16, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FOAMEX INTERNATIONAL INC.

                                            /s/ Kenneth R. Fuette
                                           ------------------------------
                                           Name:  Kenneth R. Fuette
                                           Title: Executive Vice President,
                                                  Chief Financial Officer and
                                                  Chief Administrative Officer

March 17, 1998

                             EXHIBIT INDEX
Exhibit
-------

99.1     Press Release of Foamex International Inc., dated March 16, 1998.